SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 1, 2001

EVERCEL, INC.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

0-25411	06-1528142

(Commission File Number)	(IRS Employer Identification No.)

2 Lee Mac Avenue, Danbury, Connecticut	06810

(Address of Principal Executive Offices)	(Zip Code)

(203)825-3900

(Registrant's telephone number, including area code)

ITEM 5.   OTHER EVENTS.

          Garry Prime, President of Evercel, Inc. (the "Company"), has been elected to the Company's Board of Directors. Robert Gable, Robert Kanode, Allen Charkey and Thomas Kempner have each resigned as a member of the Board of Directors.

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  August 7, 2001

EVERCEL, INC. By: /s/ Garry Prime Garry Prime President